Exhibit 99.1

Greater Bay Bancorp slide presentation
as of September 30, 2002

Greater Bay Bancorp

Sandler O'Neill & Partners, L.P.
Financial Services Conference
PGA National Resort & Spa
November 12-14, 2002

Steven C. Smith
Executive Vice President, CFO and CAO

Greater Bay Bancorp Contacts

- David L. Kalkbrenner

  President and Chief Executive Officer

  650-614-5767

- Steven C. Smith

  Executive Vice President, Chief Financial Officer and Chief Administrative Officer

  650-813-8222

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company's current expectations regarding future operating results, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans, deposits and assets, continued success of its Regional Community Banking strategy and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest spread, and the quality of the Company's earning assets; (2) any difficulties that may be encountered in integrating newly acquired businesses and in realizing operating efficiencies; (3) government regulation; (4) the risks relating to the Company's warrant positions; and (5) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001.

Index

- Franchise Overview
- Corporate Strategy
- Experienced Team
- Financial Highlights
- Credit Quality
- Current Economic Outlook
- Performance Goals
- Investment Highlights

Franchise Overview

Corporate Overview
Company Snapshot

Company Name:	Greater Bay Bancorp – Greater Bay became a multi-bank holding company as the result of the November 1996 merger of Cupertino National Bancorp and Mid-Peninsula Bancorp.
Subsidiaries:	Cupertino National Bank, Mid-Peninsula Bank, Peninsula Bank of Commerce Golden Gate Bank, Bay Area Bank, Bay Bank of Commerce, Mt. Diablo National Bank, Coast Commercial Bank, Bank of Santa Clara, Bank of Petaluma, San Jose National Bank, ABD Insurance and Financial Services
Principal Banking Market:	California
Headquarters:	Palo Alto, California
Rank:	14th largest bank in California based on total deposits[1]
President & CEO:	David L. Kalkbrenner
Ownership:	Public; Listed on the Nasdaq under the ticker "GBBK"
Market Value:	$945.1 million [2]
Employees (FTE):	1,720
Number of Banking Offices:	45
Number of ATMs:	87 (4)
Assets:	$8.3 billion
Loans:	$4.7 billion
Deposits:	$5.4 billion
Common Equity:	$579.2 million
Preferred Equity:	$72.5 million
(3) Q3 2002 Net Earnings / EPS / ROE / ROA:	$32.5 million / $0.60 per share / 20.44% / 1.53%
(3) YTD2002 Net Earnings / EPS / ROE / ROA:	$93.6 million / $1.73 per share / 21.10% / 1.51%
(3) 2001 Earnings:	$97.1 million

(1) Source: SNL DataSource
(2) As of October 15, 2002
(3) Net income excluding nonrecurring warrant income and merger related expenses
(4) Bank ATMs: 37; Baynet ATMs 50

Franchise Overview
Regional Community Banking

Resources of a Regional Bank with the Client Service of a Community Bank

- Largest independent community bank holding company headquartered in Northern California with assets of $8.3 billion
  - Business Banking focus (small and mid-sized businesses)
  - Personal Banking among high net worth individuals and Custom Banking for individuals

Franchise Overview
Regional Community Banking

- Eleven community banks with 45 offices in 8 counties located in the San Francisco Bay Area
- Diversified financial services provider
  - Trust and investment services
  - Commercial insurance brokerage agency
  - Cash management, international trade finance and factoring services

Greater Bay Bancorp Markets - Regional Community Banking

South Bay

- Bank of Santa Clara
- Cupertino National Bank
- Greater Bay Bank–San Jose
- Greater Bay Bank–Santa Clara
- Greater Bay Bank–SBA Lending
- Venture Banking Group
- San Jose National Bank

San Francisco/Peninsula

- Bay Area Bank
- Golden Gate Bank
- Mid-Peninsula Bank
- Peninsula Bank of Commerce

East Bay

- Bay Bank of Commerce
- Greater Bay Bank–Fremont
- Greater Bay Bank–Walnut Creek
- Mt. Diablo National Bank


GREATER BAY
BANCORP

11 Banks – 45 Offices

Coastal

- Coast Commercial Bank
- Greater Bay Bank – Carmel

North Bay

- Bank of Petaluma
- Greater Bay Bank – Marin

Other Businesses/Divisions

- ABD Insurance and Financial Services, Inc.
- Greater Bay Bancorp – International Banking
- Greater Bay Corp. Finance
- Greater Bay Trust Company
- Greater Bay Private Capital Banking
- Pacific Business Funding
- The Matsco Companies
- Administrative Offices

Corporate Strategy

Regional Community Banking and Diversified Financial Services Provider

Commercial Banking - 11 Banks

Assets of $7.5 Billion

- Local Management and Board
- Local Client Decision Making
- Commitment to Client Service
- Strong Community Involvement

Specialty Finance

Assets of $829 Million

- International/Trade Finance
- Leasing
- Factoring
- Asset Based Lending
- SBA Lending

Greater Bay Financial Group

Insurance

ABD Insurance and Financial Services

- Premiums > $1 billion *
- Revenue > $100 million
- Offering P&C, Employee Benefits and 401k Products

* No underwriting risk

Business & Technology Support Services

- Investment in Technology
- Back Office Efficiency
- Broad Line of Services

Trust Company

$598 Million Assets Under Mgmt

- Wealth Management
- Private Banking

Disciplined Successful Acquisition Strategy

- Since its formation in 1996, Greater Bay has utilized selective acquisitions as a component of its growth strategy to strengthen and expand its competitive position
- Target well-managed, high performing franchises in key markets
- Disciplined transaction execution based on conservative assumptions
- Superior integration track record


Peninsula Bank of Commerce
Golden Gate Bank
Pacific Business Funding
Bay Area Bank
Bay Bank of Commerce
Mt. Diablo National Bank
Coast Commercial Bank
Bank of Santa Clara
Bank of Petaluma
The Matsco Companies
CAPCO Financial Company
San Jose National Bank
ABD Insurance & Financial Services
Assets Acquired ($ in millions)
$200 $150 $15 $200 $200 $250 $400 $400 $200 $280 $15 $680
(1) N/A
Year Acquired
1997 1998 1999 2000 2001 2002
Year Incorporated
1981 1975 1979 1980 1992 1981 1973 1987 1981
Bank Acquistions
Non-Bank Acquisitions

(1) *Gross annual premiums of $1 billion*

Disciplined and Successful Acquisition Strategy, Driving Economies



Asset Growth and Efficiency Ratio
$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
80.00%
60.00%
40.00%
20.00%
0.00%
1996
1997
1998
1999
2000
2001
Q3 2002
$2,223
$2,692
$3,352
$4,305
$5,818
$7,877
$8,318
64.27%
58.59%
56.02%
52.65%
43.94%
44.31%
42.64%
Assets
Efficiency Ratio*

*Before merger, non-recurring and extraordinary items and TPS expense.

Increasingly Diversified Product Capability

ABD Insurance and Financial Services

- 17th largest insurance broker in U.S. (a)
- Highly profitable with five-year compounded revenue growth of 27%

Non-Interest Income as a Percentage of Revenue



40%
30%
20%
10%
0%
12.93%
12.70%
13.64%
11.39%
12.12%
35.82%
1997
1998
1999
2000
2001
2002
Annualized
Pro-Forma
Including ABD

Note: Excludes nonrecurring income

(a) Source: Insurance Industry Broker Rankings

Experienced Team

Experienced Management Team

Position	Years Experience
Chief Executive Officer – David Kalkbrenner	30+
Chief Operating Officer – Byron Scordelis	25+
Chief Financial Officer – Steve Smith	25+
President, Community Banking Group – Susan Black	15+
Community Bank Presidents	20+ Avg.
GBB Board of Directors 18 diversified and seasoned directors	25+ Avg.
Community Bank Boards of Directors 90 diversified and seasoned directors	25+ Avg.

Financial Highlights

Franchise with Proven Record

2002 Financial Highlights

($ in millions)	9/30/02	Q2'02/Q3'02 Change*	Q3'02/Q3'01 Change
Total Assets	$8,318	-2%	11%
Total Loans, Gross	$4,694	1%**	7%
Total Deposits	$5,444	11%	12%

	3 Months Ended 9/30/02	9 Months Ended 9/30/02
Efficiency Ratio***	42.64%	44.70%
Net Interest Margin	4.68%	4.83%

* Annualized
** Loan growth from Q2 to Q3 would have been 7% without loan sales
*** Before merger, non-recurring and extraordinary items and TPS expense

Franchise with Proven Record

2002 Financial Highlights

Q3 2002

	GAAP	Q3'02/Q3'01 Change	Cash	Q3'02/Q3'01 Change
EPS	$0.60	30%	$0.62	32%
ROE	20.44%	0.1%	28.79%*	32%
ROA	1.53%	16%	1.60%**	19%

YTD 2002

	GAAP	YTD'02/YTD'01 Change	Cash	YTD'02/YTD'01 Change
EPS	$1.73	23%	$1.78	25%
ROE	21.10%	-5%	28.23%*	19%
ROA	1.51%	1%	1.57%**	4%

* Cash earnings/tangible equity

** Cash earnings/tangible assets

Financial Highlights – Profitability Metrics

Net Income ($ in millions)*


$120
$100
$80
$60
$40
$20
$0
$31.9
$42.6
$53.6
$81.4
$97.1
$23.8
$32.5
1997
1998
1999
2000
2001
Q3 '01
Q3 '02

Core Earnings Per Share (diluted)*


$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
27.62% Compounded Annual Growth
$0.72
$0.91
$1.14
$1.61
$1.91
$0.46
$0.60
1997
1998
1999
2000
2001
Q3 '01
Q3 '02

Return on Average Shareholders Equity*


30%
25%
20%
15%
10%
5%
0%
16.06%
18.26%
19.78%
23.29%
21.61%
20.42%
20.44%
14.24%
1997
1998
1999
2000
2001
Q3 '01
Q3 '02
Peer**

Return on Average Assets*


2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
1.36%
1.40%
1.39%
1.63%
1.44%
1.32%
1.53%
1.14%
1997
1998
1999
2000
2001
Q3 '01
Q3 '02
Peer**

* Before merger, non-recurring and extraordinary items

** CA $2 to $10 billion, 6/30/02

Financial Highlights – Profitability Metrics

Efficiency Ratio


80%
60%
40%
20%
0%
64.27%
60.90%
55.34%
55.99%
49.05%
43.63%
45.91%
49.87%
56.02% *
52.65% *
43.94% *
44.31% *
44.99% *
33.60% *
42.64% *
1998
1999
2000
2001
Q3 '01
Q3 '02 w/o ABD
Q3 '02 w/ABD
Peer ***

Net Interest Margin **


8.0%
6.0%
4.0%
2.0%
0.0%
5.61%
5.41%
5.73%
5.07%
4.76%
4.68%
4.61%
1998
1999
2000
2001
Q3 '01
Q3 '02
Peer ***

* Before merger, non-recurring and extraordinary items and TPS expense

** Excluding TPS expense

*** CA $2 to $10 billion, 6/30/02

Financial Highlights – Profitability Metrics



Revenue and Expense Growth* (Including ABD)
$600
$400
$200
$0
40.35% Average Annual Revenue Growth
29.70%% Average Annual Expense Growth
1997
1998
1999
2000
2001
Q3 '02
Annualized
Revenue
Expense
* Before merger, non-recurring and extraordinary items and TPS expense



Revenue and Expense Growth* (Excluding ABD)
$600
$400
$200
$0
33.66% Average Annual Revenue Growth
10.35% Average Annual Revenue Growth
1997
1998
1999
2000
2001
Q3 '02
Annualized
Revenue
Expense
* Before merger, non-recurring and extraordinary items and TPS expense

Well-Capitalized with Strong Reserves

Capital Strength

Significant Capital Resources

	GBBK 9/30/02	Minimum to be "Well-Capitalized"
Tangible Equity Ratio	6.11%	n/a
Pro Forma Tangible Equity Ratio (including ABD value)	7.72%	n/a
Leverage Ratio	8.17%	5.00%
Tier I Risk Based Capital	11.35%	6.00%
Total Risk Based Capital	12.61%	10.00%

Reserve Strength

Reserves/EOP Loans (a)	
2.73%	2.04%
Greater Bay Bancorp (b)	Peer Group (c)
	CA $2 to $10 Billion

(a) Allowance for loan loss as a percentage of end of period loans
(b) GBBK data as of 9/30/02
(c) Peer group data as of 6/30/02

Credit Quality

NPLs/Gross Loans


1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
1.02%
0.93%
0.99%
Greater Bay
Top 50 US Banks
Top 75 US Banks

Reserves/EOP Loans


4.00%
3.00%
2.00%
1.00%
0.00%
2.73%
1.72%
1.67%
Greater Bay
Top 50 US Banks
Top 75 US Banks

Reserves/NPLs


600%
400%
200%
0%
264.12%
243.63%
232.10%
Greater Bay
Top 50 US Banks
Top 75 US Banks

Loan Loss Provision/Average Assets


1.50%
1.00%
0.50%
0.00%
0.64%
0.48%
0.36%
Greater Bay
Top 50 US Banks
Top 75 US Banks

Source: SNL DataSource, Top 75 U.S. banks by total assets as of 6/30/02. GBBK data as of and for the period ended 9/30/02.

Credit Quality Reserve Methodology

Greater Bay employs a systematic methodology for determining its allowance for loan losses, which includes a monthly review process and monthly adjustment of the allowance. The Company's process includes a periodic loan-by-loan review for loans that are individually evaluated for impairment as well as detailed reviews of other loans. This includes an assessment of known problem loans, potential problem loans, and other loans that exhibit indicators of deterioration.

Quantitative Factors

- Historical loss experience
- Delinquency and charge-off trends
- Collateral values
- Changes in non-performing loans
- Borrowers' sensitivity to interest rate movements
- Borrowers' sensitivity to quantifiable external factors (including commodity and finished goods prices as well as acts of nature)

Qualitative Factors

- General economic environment
- State of the technology industries and other key industries in Northern California
- Size and complexity of individual credits in relation to lending officers' background and experience levels
- Loan structure
- Extent and nature of waivers of existing loan policies
- Pace of portfolio growth

Community Banking Credit Culture

Selected Asset Quality Ratios	Q3'02	2001	2000	1999	1998
Non-Performing Assets/Total Assets	0.58%	0.39%	0.22%	0.19%	0.18%
Reserves/Avg. Loans	2.74%	2.80%	2.42%	1.90%	1.87%
Non-Performing Loan Coverage	264%	403%	702%	685%	764%
Net Charge-Offs (NCOs)/Avg. Loans*	2.15%	0.59%	0.33%	0.07%	0.11%
► SNC & Specialty Finance NCOs/Avg. Loans*	0.94%	0.36%	0.21%	0.00%	0.00%
► Commercial NCOs/Avg. Loans*	0.57%	0.23%	0.12%	0.07%	0.11%
► Real Estate NCOs/Avg. Loans*	0.64%	0.00%	0.00%	0.00%	0.00%

- Discontinued Shared National Credit ("SNC") lending in January 2000
- SNC portfolio today is only $49 million (less than 1% of assets)
- Community banking focus on commercial real estate lending – 11 bank portfolios
- Aggressive internal and external credit review of commercial real estate lending
- Sensitivity review of real estate portfolio indicates that issues are manageable

* Net of recoveries

Specialty Finance

- Matsco
  - 3Q'02 Charge-offs were approximately 25% or $5.9 million of total GBBK charge-offs
  - Charge-off philosophy changed in the third quarter to become more similar to a retail method (120 days delinquent vs. 180 days)
  - Third quarter collection efforts have reduced 30 day to 89 day delinquencies by 50% from the second quarter of 2002

Commercial Real Estate
Original Underwriting $2 Million+

	Office/R&D	Industrial	Retail
Real Estate Term			
Average DCR	1.60x	1.70x	2.70x
Average LTV	60%	66%	54%
Real Estate Construction			
Average LTV	67%	40%	44%

Real Estate Sensitivity Review

<u>**Scope: Real Estate Non-owner Occupied Transactions $2 Million +**</u>

- **Review of Term Real Estate Debt Coverage + LTV**
  - **Based on:**
    - Initial underwriting
    - Current market rents
    - Actual rent rolls
  - **As to:**
    - Occupancy levels
    - Occupancy concentrations
    - Lease expirations

Real Estate Sensitivity Review

- **Review of Construction Real Estate Absorption + LTV**
  - **Based On:**
    - Initial underwriting
    - Current market
    - Bulk sale
  - **As to:**
    - Interest reserve adequacy
    - Scheduled payoff potential

Real Estate Sensitivity Review
Results

- Real Estate Term
  - Reviewed 115 loans ($652 million) or > 80% of non owner occupied real estate term portfolio
  - Identified 12 loans ($47.2 million) with LTV > 90% based on actual rent rolls. Identified 9 loans ($67.2 million) with LTV > 90% based on market rents.
  - Only 6 loans were identified with potential loss exposure of approximately $6 million, **however all loans are paying current**

Real Estate Sensitivity Review
Results

- Real Estate Construction
  - Reviewed 39 loans ($352 million) or > 90% of the non owner occupied construction loan portfolio
  - Identified 10 loans ($105 million) with market LTV > 90%. Identified 2 loans ($13 million) with as-is LTV >90%.
  - Only 3 loans were identified with potential loss exposure of approximately $3 million, **however all loans are paying current**

Current Economic Outlook

California Economy

UCLA Anderson Forecast – September 2002

- Market gains:
  - Public: Demand for school teachers
  - Private: A robust housing sector driven primarily by low interest rates and growth in international trade
- Projected employment growth of 1.5% in 2003 and 2.4% in 2004.
- Northern California is still suffering a decline in employment.
- Recent recession was caused by businesses, not consumers. Unless business investments return to normal, economy will be sluggish.
- Second recession not predicted due to:
  - Shifting of consumer spending to savings
  - Lower interest rates causing consumers to purchase now, reducing similar purchases in coming years

Source: The UCLA Anderson Forecast – September 2002

Bay Area Economy

Grubb & Ellis Research Q3 2002

- San Francisco
  - SF leasing demand turned positive for the first time in two years, resulting in a vacancy rate of 21.9%
  - Net absorption was positive at approximately 127,000 square feet during 3Q'02
  - Gross lease activity maintained the relatively robust pace established 2Q'02 and recorded $1.3 million square feet in 3Q'02
  - Lease rents continued to decline, but for the second consecutive quarter, the rate of the decline was cut by nearly half to minus 3.25%
  - SF office market still has 14 million square feet of existing vacant space and nearly 900,000 square feet of soon to be completed new space
  - Although light at the end of the tunnel is appearing, there are obstacles to sustained recovery
    - Absence of positive job growth in the office space generating categories.

Bay Area Economy

BT Commercial Real Estate Research Q3 2002

- San Mateo
  - The increase in San Mateo's office market vacancy is slowing
  - Vacancy in the third quarter increased only slightly from 25.7% to 26.8%
  - Sublease space accounts for 36% of all vacancies in the county (subleases typically constitute approximately 15%)
  - Gross absorption fell off again to a meager 436,836 sq. ft.

Bay Area Economy

Grubb & Ellis Research Q3 2002

- East Bay
  - The economy is heading towards recovery but displays mixed signals indicating that the recovery is bound to be a slow and bumpy ride
  - The sublease rate has remained flat for two consecutive quarters at 6%, 3.5 million sq. ft.
  - First time in four consecutive quarters net absorption was positive at 18,000 sq. ft.
  - Some encouraging signs, yet vacancy is still at a record high of 17.5% available space

Bay Area Economy

Cushman & Wakefield Real Estate Research Q3 2002

- Silicon Valley (Santa Clara, San Jose)
  - The unemployment rate in Santa Clara County was up 7.6% in 8/2002 from 5.8% in 8/2001
  - The largest obstacle to recovery remains the continued addition of available space
  - The sublease space accounts for 11.5% of the overall Class A vacancy of 29.3%
  - Overall industrial vacancy rate for the industrial market has risen for the eighth consecutive quarter to 16.7%
  - While some statistical trends indicate that the bottom may be near, market fundamentals suggest any recovery may not be quick

Unemployment Statistics

	March 2002	June 2002	Sept. 2002
National	5.5%	5.9%	5.6%
California	6.1%	6.3%	6.2%
▸ San Jose	7.3%	7.1%	7.6%
▸ Oakland	5.5%	5.4%	5.8%
▸ San Francisco	4.6%	5.0%	5.4%
▸ Los Angeles	5.9%	6.5%	6.8%
▸ San Diego	4.9%	3.7%	4.1%

Source: U.S. Department of Labor

Performance Goals

Performance Goals

2002

Loan Growth	7% - 10%
Deposit Growth	5% - 10%
ROE	> 20.0%
ROA	> 1.4%
EPS - Q4 2002	$0.60 - $0.63
Net Interest Margin	4.65% - 4.85%*
Non-Performing Assets	0.50% - 0.65%**
Net Charge-Offs	110bp to 120bp

2003

EPS Growth	10% - 15%

* For every 50bp Federal Reserve interest rate reduction GBBK's margin could be reduced by 10bp to 20bp

** The NPA guidance is based upon our current assessment of our loan portfolio quality, including the commercial real estate portfolio.

Investment Highlights

Investment Highlights

- Regional community banking focus provides strong competitive position during economic cycles
- Franchise with record of high-growth and profitability
- Well-positioned to take advantage of upturn in Bay Area economy - a California franchise
- Increasingly diversified product capability
- Well-capitalized institution with strong reserves
- Community banking credit culture
- Experienced management team with a strong track record of delivering shareholder value